UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 25, 2005

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)

(920) 751-7777
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On January 25, 2005, Banta Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter and full year financial results for the financial periods ended January 1, 2005. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Use of Non-GAAP Measures

        The Company reports its financial results of operations in accordance with generally accepted accounting principles (“GAAP”). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Press Release are the Company’s 2003 fourth quarter and full year net earnings and diluted earnings per share excluding litigation settlement costs and restructuring costs associated with the Company’s 2003 restructuring activities. Management believes it is useful for investors to understand how its core operations performed without the effects of such costs.

        In the Company’s judgment, excluding these costs from the Company’s 2003 financial results allows investors to trend, analyze and benchmark in a meaningful manner the performance of the Company’s core operations. In addition, the Company believes that providing net earnings and diluted earnings per share before these costs provides another useful comparison of the Company’s operational performance in 2004 to the comparable three-month and full-year periods in 2003. Many of the Company’s internal performance measures exclude these costs to enable meaningful trending of core operating metrics over an extended period of time. The Company has provided within the Press Release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The non-GAAP financial measures included in the Press Release are intended to supplement the reader’s overall understanding of the Company’s current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results or expectations.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Banta Corporation, dated January 25, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: January 25, 2005	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated January 25, 2005

Exhibit
Number

(99.1)	Press Release of Banta Corporation, dated January 25, 2005.